Listing Report:Supplement No. 12 dated Dec 30, 2010 to Prospectus dated Dec 20, 2010
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Dec 20, 2010 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Dec 20, 2010 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 488622
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	4.95%
Term:	36 months

Lender yield:	12.40%	Borrower rate/APR:	13.40% / 15.55%	Monthly payment:	$169.43

Lender servicing fee:	1.00%	Effective Yield*:	12.19%
		Estimated return*:	7.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1983	Debt/Income ratio:	27%
Credit score:	760-779 (Dec-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	22 / 19	Length of status:	28y 6m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$27,249	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	16%
		Homeownership:	Yes
Screen name:	asset-honker	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	760-779 (Latest)
Principal borrowed:	$5,250.00	< 31 days late:	0 ( 0% )	780-799 (Dec-2009)
Principal balance:	$0.02	31+ days late:	0 ( 0% )
Total payments billed:	5
Description
Pay out two more credits cards
Purpose of loan:
This is the second time I process with Prosper.com for a loan and as I indicated in the first loan I would rather process my loans with a group of folk that are making loans out to their fellow people than to a banking institution.? I took the last loan from Prosper and paid off the remainder on the car and on one card and then paid the loan to Prosper in five months.? I would hope to do something similar and in that way accelerate my program to pay off all my debt within the next six years.?????

My financial situation:
I am a good candidate for this loan because?this loan because I am committed to meeting my financial obligations, am moving to be totally out of debt in the next six years and have solid employment.? A list of the family general monthly budget follows:

Net Income after retirement fund, insurance and taxes: ? $4,025
Housing Costs: $445
Car Costs:? $150
Food and Household Costs:? $1,200

My Self Enforced Minimum to Credit Card Debt Payoff is $1,150 by my Average Monthly Credit Card Debt Payoff is $1,900.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488764
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	9.80%
Term:	36 months

Lender yield:	26.75%	Borrower rate/APR:	27.75% / 31.31%	Monthly payment:	$288.60

Lender servicing fee:	1.00%	Effective Yield*:	26.08%
		Estimated return*:	16.28%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-1997	Debt/Income ratio:	17%
Credit score:	640-659 (Dec-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	24y 2m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$9,860	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	91%
		Homeownership:	No
Screen name:	boulderclear	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 97% )	640-659 (Latest)
Principal borrowed:	$2,950.00	< 31 days late:	1 ( 3% )	620-639 (Oct-2010) 620-639 (Aug-2010) 640-659 (Jul-2010) 640-659 (Jun-2010)
Principal balance:	$583.94	31+ days late:	0 ( 0% )
Total payments billed:	30
Description
fresh start for 2011 consolidate
Purpose of loan:
This loan will be used to?
pay off my current prosper loan $500) and all of my 4 credit cards
My financial situation:
I am a good candidate for this loan because?
I have not missed a payment in 7 years.
My business is expanding
Monthly net income: $
$6500
Monthly expenses: $
??Housing: $ 600
??Insurance: $ 450
??Car expenses: $ 550
??Utilities: $ 75
??Phone, cable, internet: $ 125
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1400
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 489256
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	3.50%
Term:	36 months

Lender yield:	9.95%	Borrower rate/APR:	10.95% / 13.07%	Monthly payment:	$490.73

Lender servicing fee:	1.00%	Effective Yield*:	9.92%
		Estimated return*:	6.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-1991	Debt/Income ratio:	6%
Credit score:	820-839 (Dec-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 15	Length of status:	16y 4m
Amount delinquent:	$0	Total credit lines:	43	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,320	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	34%
		Homeownership:	Yes
Screen name:	coin-promise	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Franchise start up
Purpose of loan:
This loan will be used to help pay for the build out of a new franchise.? My wife and I plan on opening a Lash Lounge Salon.? We specialize in eyelash extensions and permanent make up.? The salon will also feature a stylish clothing boutique and we will carry our own brand of mineral cosmetics.? Our demographic research puts our salon location in the middle the highest population of our customer base in the Austin area.? My wife is licensed in permanent cosmetics and will also manage the store.? Our location, coupled with 4 revenue streams make this opportunity highly probable for sucess.? There are currently 3 Lash Lounge locations in the Dallas are that are doing extremely well.

My financial situation:
I am a good candidate for this loan because our financial position is strong.? My current employement is suffecient to sustain the salon even without the income it will generate.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 489292
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	13.90%	Borrower rate/APR:	14.90% / 17.07%	Monthly payment:	$259.62

Lender servicing fee:	1.00%	Effective Yield*:	13.67%
		Estimated return*:	7.72%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	May-1998	Debt/Income ratio:	7%
Credit score:	700-719 (Dec-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 13	Length of status:	6y 6m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$30,460	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	48%
		Homeownership:	Yes
Screen name:	peso-jujitsu0	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Business Startup Debt
Purpose of loan:
The purpose of this loan is to consolidate some business debt I have from real estate investing courses I took to help start my business. I was originally going to transfer this balance to another credit card however there are no transfer options for any of my cards available at this time. Currently I am only paying 2.99% but this period is going to run out in January and my interest rate will go up.

My financial situation:
I am an excellent candidate for this loan because I have never missed a payment on any loan or credit card. I am a federal auditor so my job is very stable in this economic climate. My business is just now starting to make money and I will have added income from this.

Monthly net income: $5,680

Monthly expenses: $3,491
??Personal Residence: $713
??Rental Unit: $454
??Land: $574
??Insurance: $Paid in Full Annually
??Car expenses: $0
??Utilities: $150
??Phone, cable, internet: $150
??Food, entertainment: $150
??Clothing, household expenses $100
??Credit cards and other loans: $300
??Other expenses: $900
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 489342
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	10.80%
Term:	36 months

Lender yield:	28.50%	Borrower rate/APR:	29.50% / 33.10%	Monthly payment:	$316.34

Lender servicing fee:	1.00%	Effective Yield*:	27.78%
		Estimated return*:	16.98%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-1985	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Dec-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	23 / 22	Length of status:	15y 10m
Amount delinquent:	$0	Total credit lines:	47	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$42,103	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	37%
		Homeownership:	Yes
Screen name:	leverage-booster3	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Software
Purpose of loan:
This loan will be used to?purchase accounting software.?

My financial situation:
I am a good candidate for this loan because? my business is doing very well????????

Monthly net income: $ 8333

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 489352
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	10.80%
Term:	36 months

Lender yield:	28.50%	Borrower rate/APR:	29.50% / 33.10%	Monthly payment:	$316.34

Lender servicing fee:	1.00%	Effective Yield*:	27.78%
		Estimated return*:	16.98%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1999	Debt/Income ratio:	15%
Credit score:	680-699 (Dec-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	12y 0m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,895	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	29%
		Homeownership:	No
Screen name:	Rahul_Pardeshi	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidating all credit card bills
Purpose of loan:
This loan will be used to?? group all my credit card bill and pay them off

My financial situation:
I am a good candidate for this loan because? i have a?Permanent job as a sr software engineer in Ann arbor , MI

Monthly net income: $ 90000

Monthly expenses: $
??Housing: $ 1704
??Insurance: $ 100
??Car expenses: $463?????
??Utilities: $ 200
??Phone, cable, internet: $70
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 489376
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$7,500	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	13.90%	Borrower rate/APR:	14.90% / 17.07%	Monthly payment:	$259.62

Lender servicing fee:	1.00%	Effective Yield*:	13.67%
		Estimated return*:	7.72%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-2003	Debt/Income ratio:	22%
Credit score:	720-739 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 12	Length of status:	4y 2m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,856	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	51%
		Homeownership:	No
Screen name:	coin-conductor6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY CREDIT CARD
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 489386
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$5,000	Estimated loss*:	3.50%
Term:	36 months

Lender yield:	9.95%	Borrower rate/APR:	10.95% / 13.07%	Monthly payment:	$163.58

Lender servicing fee:	1.00%	Effective Yield*:	9.92%
		Estimated return*:	6.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Feb-1999	Debt/Income ratio:	14%
Credit score:	740-759 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	0y 2m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,095	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	33%
		Homeownership:	Yes
Screen name:	blue-poetic-income	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CONSOLIDATION
Purpose of loan:
This loan will be used to? TO GET THINGS PAID OFF AND CURRENT ON REMAINING BILLS DO TO A JOB LOSS IN AUGUST.? I WAS DRAWING UNEMPLOYMENT FOR 2 MTHS AND GOT HIT WITH EXPENSE THAT I DIDNT EXPECT

My financial situation:
I am a good candidate for this loan because? I HAVE ALWAYS TRIED TO BE ON TIME WITH PAYMENTS AND MAKE SURE THAT PAYMENTS ARE MADE PRIOR TO ANY SPENDING THAT IS NOT NECESSARY.? I AM VERY CONCIENENCE ABOUT MAKEING SURE THAT MY BILLS ARE PAID ON TIME. VERY DEPENDABLE AND RESPONSIBLE
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 489394
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	13.90%	Borrower rate/APR:	14.90% / 17.07%	Monthly payment:	$519.25

Lender servicing fee:	1.00%	Effective Yield*:	13.67%
		Estimated return*:	7.72%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1995	Debt/Income ratio:	35%
Credit score:	740-759 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	24 / 22	Length of status:	13y 10m
Amount delinquent:	$0	Total credit lines:	46	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,353	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	15%
		Homeownership:	No
Screen name:	tracyd1975	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
HELP A OEF/OIF WAR VET FIX UP HOME
Purpose of loan:
This loan will be used to fix up a cash purshased home to house a single mom with one child who just got back from serving in Afghanistan. I bought this house will all of the cash I had and now need money to make it liveable.? My Ex-husband left me during my deployment and I am down-sizing to this smaller home.

My financial situation:
I am a good candidate for this loan because I have other properties that I collect rent on but don't have the capital to fix this home up.? I will be living here and just paying the monthly loan payment and taxes as rent. I am a hard worker who continues to pay their bills and is committed to fullfilling obligations!

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ what ever this loan is
??Insurance: $ 200
??Car expenses: $ 0
??Utilities: $ 300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 450
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 500
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 489404
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	10.80%
Term:	36 months

Lender yield:	28.50%	Borrower rate/APR:	29.50% / 33.10%	Monthly payment:	$316.34

Lender servicing fee:	1.00%	Effective Yield*:	27.78%
		Estimated return*:	16.98%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1982	Debt/Income ratio:	29%
Credit score:	720-739 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 16	Length of status:	7y 3m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$19,779	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	45%
		Homeownership:	No
Screen name:	astute-felicity0	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to?
Pay off credit cards
My financial situation:
I am a good candidate for this loan because?
I am working at the same place for over 7 years, i do not drink or smoke. I am a family man.
Monthly net income: $ 3,700

Monthly expenses: $
??Housing: $ 1140
??Insurance: $ 140
??Car expenses: $ 300
??Utilities: $?included in rent
??Phone, cable, internet: $ 200
??Food, entertainment: $ 500
??Clothing, household expenses $100
??Credit cards and other loans: $600
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 489428
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	10.80%
Term:	36 months

Lender yield:	28.50%	Borrower rate/APR:	29.50% / 33.10%	Monthly payment:	$210.89

Lender servicing fee:	1.00%	Effective Yield*:	27.78%
		Estimated return*:	16.98%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jul-1989	Debt/Income ratio:	40%
Credit score:	760-779 (Dec-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 11	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$64,585	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	72%
		Homeownership:	Yes
Screen name:	mystical-funds7	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate smaller credit balances into one payment, to pay them off quickly over three years.? Also, to improve my credit rating and my Prosper rating.

My financial situation:
I am a good candidate for this loan because I have been employed in the pharmaceutical research industry for the past 12 years.? I have a nursing background (and am therefore never out of work!) and have recently accepted a management position that allows me to work from home. ? I have never defaulted on any debt and can easily make the required payment for this loan.

Monthly net income: $ 6133.00

Monthly expenses: $ 4445.00
??Housing: $ 1650.00
??Insurance: $ paid by company
??Car expenses: $ 620.00
??Utilities: $ 120.00
??Phone, cable, internet: $ 115.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 220.00
??Credit cards and other loans: $ 1220.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 489488
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,000	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	13.90%	Borrower rate/APR:	14.90% / 17.07%	Monthly payment:	$346.16

Lender servicing fee:	1.00%	Effective Yield*:	13.67%
		Estimated return*:	7.72%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-1994	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Dec-2010)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	6y 11m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,873	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	10%
		Homeownership:	No
Screen name:	successful-bonus2	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating some bills and cards
Purpose of loan:
This loan will be used to consolidate some bills that?we have.

My financial situation:
I am a good candidate for this loan because my wife and I are reducing our debts and selling off our extra items in the house and garage and living on much less.
Monthly net income: $ 8900.00

Monthly expenses: $
??Housing: $ 640
??Insurance: $ 125
??Car expenses: $400?
??Utilities: $ 175
??Phone, cable, internet: $ 62
??Food, entertainment: $459
??Clothing, household expenses $178
??Credit cards and other loans: $580
??Other expenses: $ 533
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 489518
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	10.80%
Term:	36 months

Lender yield:	28.50%	Borrower rate/APR:	29.50% / 33.10%	Monthly payment:	$316.34

Lender servicing fee:	1.00%	Effective Yield*:	27.78%
		Estimated return*:	16.98%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1989	Debt/Income ratio:	10%
Credit score:	680-699 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	4	Current / open credit lines:	7 / 4	Length of status:	3y 3m
Amount delinquent:	$19,685	Total credit lines:	73	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$897	Stated income:	$100,000+
Delinquencies in last 7y:	27	Bankcard utilization:	64%
		Homeownership:	Yes
Screen name:	mcllong	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off IRS
Purpose of loan:
This loan will be used to?? To Pay off IRS.? A divorce
from a few years ago? really put me behind the eight ball. I have bee ndigging out with 2 house paymetns and as of May, 2010 my income is allowing me to get back to where I used to be financially.?
financial situation:
I am a good candidate for this loan because? I have a good career and just finished my PhD

Monthly net income: $ 9000.00

Monthly expenses: $
??Housing: $ 5000.00
??Insurance: $ 230.
??Car expenses: $ 400
??Utilities: $ 300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 300
??Clothing, household expenses $ 200??
Credit cards and other loans: $ 1000
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 489111
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	13.90%	Borrower rate/APR:	14.90% / 17.07%	Monthly payment:	$173.08

Lender servicing fee:	1.00%	Effective Yield*:	13.67%
		Estimated return*:	7.72%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-2005	Debt/Income ratio:	8%
Credit score:	740-759 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,175	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	15%
		Homeownership:	No
Screen name:	benefit-cupcake	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Borrowing to own car
Purpose of loan:
This loan will be used to pay in full for a car rather than getting a traditional auto loan.Traditional auto loans require that I also obtain comprehensive car insurance in addition to liability insurance. For me, the comprehensive premium I would pay for 3 years of coverage would be almost double of what the 5k loan amount is. Therefore, I would only be needing liability insurance since I would own the title of the car.

My financial situation:
I am a good candidate for this loan because I have no current debt. I earn more than enough and could actually off this loan within a year, however, an additional 2 years gives me some financial flexibility. I could buy a very old car without a loan that will last me maybe a year. However, it would be a better choice for me to spend extra for a newer car that could last at least 5 years.

Monthly net income: $ 1800

Monthly expenses: $
??Housing: $ 0 (Live with family)
??Insurance: $150 (Auto Insurance)
??Car expenses: $100 (Gas)
??Utilities: $ 400 (Help family pay bills)
??Phone, cable, internet: $ 30
??Food, entertainment: $ 25
??Credit cards and other loans: $ 1175 Credit Card Balance(Will be paid off within the month even if I do not get this loan)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 489355
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$15,000	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	13.90%	Borrower rate/APR:	14.90% / 17.07%	Monthly payment:	$519.25

Lender servicing fee:	1.00%	Effective Yield*:	13.67%
		Estimated return*:	7.72%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1969	Debt/Income ratio:	22%
Credit score:	760-779 (Dec-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	20y 0m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$34,209	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	57%
		Homeownership:	Yes
Screen name:	listing-rumbler938	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
payoff high interest credit cards
Purpose of loan:
This loan will be used to pay off high rate?credit cards.?

My financial situation:
I make all my payments monthly but have decided the 26 to 30% rates on my credit cards is beyond reasonable.?I am looking to close the cards and pay a more reasonable interest rate.

Monthly net income: $ 6349

Monthly expenses: $
??Housing: $ 1895????
??Insurance: $?176??
??Car expenses: $ 0
??Utilities: $ 362
??Phone, cable, internet: $205
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1905
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 489387
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	4.95%
Term:	36 months

Lender yield:	12.40%	Borrower rate/APR:	13.40% / 15.55%	Monthly payment:	$508.30

Lender servicing fee:	1.00%	Effective Yield*:	12.19%
		Estimated return*:	7.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-1998	Debt/Income ratio:	23%
Credit score:	720-739 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	7y 0m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$24,618	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	66%
		Homeownership:	No
Screen name:	nacreous	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	33 ( 100% )	720-739 (Latest)
Principal borrowed:	$14,000.00	< 31 days late:	0 ( 0% )	680-699 (Mar-2008)
Principal balance:	$1,381.22	31+ days late:	0 ( 0% )
Total payments billed:	33
Description
Excellent Borrower, 0 Debt Plan!
Since I took control a couple years ago, I've made good progress! I LOVED my last prosper loan. No gotchas or tricks! I am a Software Engineer with a masters, at same large employer for 7+yrs. I am single, no dependents, addictions, or health issues.

***BUDGET***
Monthly INCOME: $4400 (after taxes, 401k, etc)
HOUSEHOLD:
Housing/Util: $830
Car Ins/Misc: $260
Phone/Internet: $100
Food/Ent: $350
Clothing/Supplies: $350
Savings: $100
Total: $1990
DEBT Payment:
Credit Card A: $530 ($520 min)
Credit Card B: $1060 ($200 min)
Prosper: $470 ($470 min)
Student Loan: $150 ($150 min)
Total: $2210
TOTAL BUDGET: $4200

***DEBT***
CURRENT:
CC A: $19K @18%, $530/mo
CC B: $5.2K @23%, $1060/mo
Prosper A: $1.4K @14% (due 3/11), $470/mo
Student: $17.7K @1.6%, $150/mo
Total: $2210

AFTER LOAN FUNDS:
CC A: $10K @18%, $1080/mo
Prosper A: $1.4K @14% (due 3/11), $470/mo
Prosper B: $15K @ 16% (due 2/14), $510/mo
Student Loan: $17.7K @1.6%, $150/mo
Total: $2210

When Prosper A & CC A are paid later this year, those payments snowball to savings.

Thanks for reading all of this, but if you still have questions...ASK!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 489391
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,500.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$6,650	Estimated loss*:	1.55%
Term:	36 months

Lender yield:	7.00%	Borrower rate/APR:	8.00% / 8.34%	Monthly payment:	$297.70

Lender servicing fee:	1.00%	Effective Yield*:	7.00%
		Estimated return*:	5.45%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Nov-1991	Debt/Income ratio:	4%
Credit score:	800-819 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,355	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	impressive-basis6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
I'm looking to get a loan to both consolidate my credit card debt and to purchase a second (used) car for my family. My financial history is excellent and while I have a new employer, the position is stable and involves working to end homelessness in my community.

I have an excellent credit history and am faithful about paying off balances. My partner has been a lender on Prosper for over three years, successfully contributing to over $17,000 in funded loans, and after much consideration I believe Prosper is a better avenue for our own debt consolidation and household needs instead of using a traditional banking route.

I am a good candidate for this loan because I am a person of my word, I am fiscally responsible and a contributing member of my community. .

Thank you for considering partnering with me on my loan request.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 489419
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	14.20%
Term:	36 months

Lender yield:	31.20%	Borrower rate/APR:	32.20% / 35.86%	Monthly payment:	$218.33

Lender servicing fee:	1.00%	Effective Yield*:	29.77%
		Estimated return*:	15.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1994	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Dec-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	3y 11m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,188	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	54%
		Homeownership:	No
Screen name:	Milledgeville_Limousine_Service	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Limousine Service Expansion
Purpose of loan:
This loan will be used to? fund general capital requirements of a limousine service and the partial financing of a second vehicle. ? ? ? ? ? ?? ?
..
My financial situation:
The company is not behind or lacking any necessary funds or repairs. ? The asset(s) are are in exceptional condition and well maintained.

Monthly net income: $ 1200 - 1600.

Use of Funds :

2000 General Fund
3000 Partial Financing of Second Vehicle
__________
5000

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 489473
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	10.80%
Term:	36 months

Lender yield:	28.50%	Borrower rate/APR:	29.50% / 33.10%	Monthly payment:	$316.34

Lender servicing fee:	1.00%	Effective Yield*:	27.78%
		Estimated return*:	16.98%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1999	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Dec-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 2	Length of status:	5y 8m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,723	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Bankcard utilization:	14%
		Homeownership:	No
Screen name:	clean-income9	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Capital for Business Partnership
Purpose of loan:
This loan will be used to?Become a partner in a business that is producing 10-40% returns/week.

My financial situation:Is pretty good, had an auto accident last summer, so have not been working full time. Should be going back in a few weeks to full time income, but this opportunity came up, and want to jump on before it is too late
I am a good candidate for this loan because?I don't have much overhead expenses right now, I live with my parents, so rent, and all of that stuff is not an issue, but they are not in a situation moneywise to help me right now. With the opportunity I am seeking, the repayment to prosper will be no issue. And especially when I go back to work soon.

Monthly net income: $ Right now 2k/month, while working 3k/month, With this opportunity I would be getting 5-6k/month

Monthly expenses: $ $75 cell phone bill
??Housing: $0 living with parents
??Insurance: $1100/yr
??Car expenses: $300 for taxes, own all vehicles
??Utilities: $0
??Phone, cable, internet: $0
??Food, entertainment: $200
??Clothing, household expenses $0
??Credit cards and other loans: $50/mo
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 489479
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	3.50%
Term:	36 months

Lender yield:	9.95%	Borrower rate/APR:	10.95% / 13.07%	Monthly payment:	$490.73

Lender servicing fee:	1.00%	Effective Yield*:	9.92%
		Estimated return*:	6.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Dec-1996	Debt/Income ratio:	21%
Credit score:	720-739 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	9y 4m
Amount delinquent:	$0	Total credit lines:	50	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$29,399	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	62%
		Homeownership:	Yes
Screen name:	monticello	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
pay off high rate credit cards
My financial situation:
I am a good candidate for this loan because? I always pay my bills on time I am a? low risk investment.? I have been investing in prosper loans for a couple of years now and I like the Idea of cutting the bank out and giving back to everyday people.
Information in the Description is not verified.